UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Todd R. Peters Script for Conference Call on Potential Sale to Genco

Good morning.

Thank you for joining us on short notice to discuss an important development in ATC’s history.

By now, you have had the opportunity to read the press release announcing the fact that we have reached an agreement with GENCO for it to acquire ATC for $25.00 per share in cash.  This is obviously big news for us, but, before I get to the specifics of the deal, for those of you who may be unfamiliar with GENCO, let me provide you some details.

GENCO is a leading logistics provider in North America with a strong financial profile.  They are a privately held company dating back to 1898 with headquarters in Pittsburgh and more than 130 operations throughout the U.S. and Canada.  Herb Shear, the Company’s Chairman and CEO has been part of the organization since 1971— and he is the third generation to be involved in the logistics business.  GENCO is diversified both in terms of the customers it serves and the services it provides. These services include contract logistics, transportation logistics, reverse logistics, product liquidation, pharmaceutical logistics services, and government solutions for more than 150 customers including Fortune 500 manufacturers and retailers and government agencies.  They have 6,800 employees.

 I am pleased to say that the management team and the Board of ATC are in full support of this merger.  Our rationale, simply stated, is that GENCO can offer ATC’s stockholders an opportunity to realize a significant premium to today’s stock price.  GENCO’s offer represents a near-term realization of ATC’s inherent value. In making the decision to adopt the merger agreement, our Board considered a number of factors including the current market, ATC’s three-year strategy, and customer concentration.  Based on the combination of factors, we concluded that the merger represents a unique and compelling opportunity for ATC stockholders to maximize the value of their investment in ATC.

Yesterday, after a thorough review, our Board of Directors voted unanimously to accept this offer and determined that it is in the best interests of our stockholders.  The $25.00 per share price represents a 43.4% premium over our closing price on Friday, July 16th and a 46.5% premium over the 30-day average closing price.

The merger will enable the newly combined business to provide ATC’s current customers in both our Logistics and Drivetrain segments with a broader set of solutions at the same level of operational expertise for which ATC has become known.  We view this agreement as a great opportunity for our customers, our employees, and our stockholders.

In addition, all of us are very pleased to know that the merger provides an excellent opportunity for our people to join a top-notch logistics company—one in which they can take pride.  It is a tribute to all of our employees’ hard work and dedication that GENCO sees ATC as an attractive potential acquisition.

Successful completion of the transaction is subject to approval by holders of a majority of ATC’s common stock as well as receipt by GENCO of the proceeds of the debt and equity financings described in our press release, expiration of the waiting period under the HSR Act, and customary closing conditions.  We expect that this transaction will close during the fourth quarter of 2010.

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One thing that I am sure you noted in the press release is that the agreement we signed with GENCO includes a solicitation provision, allowing the ATC Board and its advisors to actively solicit, receive and evaluate alternative proposals through August 17, 2010.  Of course, there can be no assurance that we will receive an alternative offer and GENCO has rights to match competing propsals.  GENCO would be entitled to a break-up fee of $15 million if we were to receive and approve a superior proposal during the solicitation period.  After the solicitation period, GENCO would be entitled to a break-up fee of $20 million if an unsolicited proposal is received and approved.  Finally, GENCO would be obligated to pay ATC $2 million if the merger agreement is terminated solely due to the failure of GENCO to complete its financing. Today we are filing a Current Report on Form 8-K that will include a copy of the merger agreement. In the future, we will be issuing a proxy statement with the details of the proposed transaction.  At that time, we will provide specifics about the vote and the proposed transaction.

As a reminder, on July 27th we will issue our second quarter’s results and host our conference call on July 28th at 9 AM Central time.

Finally, I can tell you that considerable thought, time and resources have been invested in evaluating this transaction prior to bringing it to our stockholders.  As I mentioned earlier, GENCO’s proposed acquisition of ATC presents many opportunities for all of our stakeholders and we believe as a Board and a management team that this is the right thing to do during this challenging economic environment.  The Company will be formally asking our stockholders, to support this transaction.  In the interim, it will be business as usual.  We thank you for your continuing support of ATC.  This is an exciting day for us and I look forward to taking your questions.

Additional Information
The proxy statement that ATC plans to file with the SEC and mail to its stockholders will contain information about ATC, GENCO, the proposed merger, and related matters.  Stockholders are urged to read the proxy statement carefully when it is available, as it will contain important information that stockholders should consider before making a decision about the merger.  In addition to receiving the proxy statement or a notice of internet availability of the proxy statement from ATC by mail, stockholders will also be able to obtain the proxy statement, as well as other filings containing information about ATC, without charge, from the SEC’s website (www.sec.gov) or, without charge, from ATC by mail or from ATC’s website (www.goATC.com).  This announcement is neither a solicitation of proxy, an offer to purchase nor a solicitation of an offer to sell shares of ATC.  ATC and its executive officers and directors may be deemed to be participants in the solicitation of proxies from ATC’s stockholders with respect to the proposed merger.  Information regarding any interests that ATC’s executive officers and directors may have in the transaction will be set forth in the proxy statement.

Forward-Looking Statements
This publication contains various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the proposed acquisition of ATC by GENCO and the risks and uncertainties related to the occurrence of future events.  Certain factors that could cause actual events not to occur as expressed in the forward-looking statement include, but are not limited to, (i) the failure to obtain the necessary approval by ATC’s stockholders, antitrust clearance in a timely manner or at all, (ii) the failure, under certain circumstances, of GENCO to meet the conditions set forth in its equity and debt financing documents, and (iii) the satisfaction of various other closing conditions contained in the definitive merger agreement.  Other potential risks and uncertainties are discussed in ATC’s reports and

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other documents filed with the SEC from time to time.  ATC assumes no obligation to update the forward-looking information.  Such forward-looking statements are based upon many estimates and assumptions and are inherently subject to significant economic and competitive uncertainties and contingencies, many of which are beyond the control of ATC’s management.  Inclusion of such forward-looking statements herein should not be regarded as a representation by ATC that the statements will prove to be correct.

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  Questions and Answers Related to ATC’s Definitive Agreement to be Acquired by GENCO

Why has ATC agreed to be acquired?

After thorough and extensive analysis, our Board of Directors unanimously concluded that this transaction provides outstanding cash value to our stockholders and is in the best interest of our stockholders, customers, and employees. It is a value maximizing transaction. In the merger each then outstanding share of ATC will be converted into the right to receive $25.00 in cash.  This represents a 43.4% premium over ATC’s July 16, 2010 closing price and a 46.5% premium over the average closing price of ATC common stock over the 30 trading days prior to July 19, 2010.

What is the consideration for ATC stockholders?

In the merger each then outstanding share of ATC will be converted into the right to receive $25.00 in cash.

What are the contingencies in the agreement?

Completion of the merger is subject to approval by holders of a majority of ATC’s outstanding common stock, receipt by GENCO of the proceeds of the debt and equity financings described in today’s press release, expiration of the Hart-Scott-Rodino regulatory waiting period, and the satisfaction of other customary closing conditions.  The transaction is expected to close during the fourth quarter of 2010.   A copy of the definitive merger agreement may be found in our Current Report on Form 8-K that was filed on July 19, 2010. That Report may be obtained without charge from the SEC at www.sec.gov .

What percent of shareholder vote do you need for approval?

Completion of the merger is subject to approval by holders of a majority of ATC’s outstanding common stock.

What needs to occur for this deal to close?

Completion of the merger is subject to approval by holders of a majority of ATC’s outstanding common stock, receipt by GENCO of the proceeds of the debt and equity financings described in our press release dated July 19, 2010 and our Current Report on Form 8-K filed on that date, expiration of the Hart-Scott-Rodino regulatory waiting period, and the satisfaction of other customary closing conditions.

When do you expect the transaction to close?

The transaction is expected to close during the fourth quarter of 2010 subject to satisfaction of the conditions to closing described in our press release dated July 19, 2010 and our Current Report on Form 8-K filed on that date.  That Report may be obtained without charge from the SEC at www.sec.gov .

What happens if the transaction is not completed?

ATC will file a proxy statement and other relevant materials related to the proposed transaction with the SEC.  Investors are advised to read our Current Report on Form 8-K that was filed on July 19, 2010,our proxy statement, and other materials when they become available because they will contain important information about ATC and the proposed transaction.  Such materials may be obtained without charge from the SEC at www.sec.gov .

How will GENCO finance the acquisition?

GENCO has advised ATC that it intends to finance the acquisition through the application of proceeds of approximately $125 million from the sale of GENCO shares to affiliates of Greenbriar Equity Group LLC (Greenbriar), and from borrowings under a $450 million new underwritten line of credit to be extended to GENCO by PNC Bank, National Association (PNC), and Wells Fargo Bank, N.A. (Wells Fargo) and through the application of cash on hand. GENCO has entered into a definitive stock purchase agreement with affiliates of Greenbriar providing for the foregoing equity financing.

GENCO has also entered into a commitment letter with PNC and Wells Fargo providing for an underwritten debt financing.  The commitment of PNC and Wells Fargo is not conditioned upon syndication of the line of credit facility with other financial institutions.

Will ATC solicit other proposals?

Under the merger agreement, ATC and its advisors are permitted and intend to actively solicit alternative acquisition proposals from third parties through August 17, 2010. GENCO will be entitled to match proposals from third parties. There can be no assurance of any alternative proposal.

Who is GENCO?

GENCO is a leading logistics provider in North America with a strong financial profile.  They are a privately held company dating back to 1898 with headquarters in Pittsburgh and more than 130 operations throughout the U.S. and Canada.  Herb Shear, the Company’s Chairman and CEO, has been part of the organization since 1971— and he is the third generation to be involved in the logistics business.  GENCO is diversified both in terms of the customers it serves and the services it provides. These services include contract logistics, transportation logistics, reverse logistics, product liquidation, pharmaceutical logistics services, and government solutions for more than 150 customers including Fortune 500 manufacturers and retailers and government agencies.  They have 6,800 employees.

Why is GENCO interested in ATC?

GENCO’s broad geographic footprint and service offerings will enhance ATC’s current offerings to both current and potential customers, and create the potential for faster growth and greater customer diversification than exists today as a standalone business.  ATC’s logistics capabilities will become a centerpiece of the combined business for servicing the consumer electronics marketplace. GENCO has also advised us that it intends to operate and build the Drivetrain business. We are confident that GENCO will remain deeply committed to providing a high-level of service to our customers.

What is GENCO’s intention for the Drivetrain business?

GENCO has advised us of their intention to operate and build the Drivetrain business and pursue additional automotive-related business.

Do you have plans for the disbursement of cash prior to the closing of the transaction, such as a special dividend or buyback?

The merger agreement provides that ATC may not pay cash dividends or make special distributions between the date of signing through the effective time of the merger.  A copy of the definitive merger agreement may be found in our Current Report on Form 8-K that was filed on July 19, 2010. That Report may be obtained without charge from the SEC at www.sec.gov .

Did the Board engage outside legal counsel?

Gibson, Dunn & Crutcher LLP served as legal advisor to ATC.

Did the Board engage an outside financial advisor?

Robert W. Baird & Co. Incorporated served as financial advisor to ATC and provided a fairness opinion in support of the proposed transaction.

What are the termination provisions?

GENCO would be entitled to a break-up fee of $15 million if we were to receive and approve a superior proposal during the solicitation period.  After the solicitation period, GENCO would be entitled to a break-up fee of $20 million if an unsolicited proposal is received and approved.  Finally, GENCO would be obligated to pay ATC $2 million if ATC terminates the merger agreement due to the failure of the financing condition. Today we are filing a Current Report on Form 8-K with the SEC that will include a copy of the merger agreement.  That Report may be obtained without charge from the SEC at www.sec.gov.

Will there be an accelerated vesting of restricted stock and options?

All unvested restricted stock and stock options will vest immediately prior to the effective time of the merger.  Please refer to the merger agreement for a complete description of these matters.  A copy of the definitive merger agreement may be found in our Current Report on Form 8-K that was filed on July 19, 2010. That Report may be obtained without charge from the SEC at www.sec.gov .

Will ATC’s CEO or any members of senior management become part of the GENCO organization?

We have not been made aware of GENCO’s specific integration plans, but GENCO has advised us that it plans to build and expand ATC as part of the GENCO business.

How long has the transaction been in the works?

Proxy materials will contain a complete description on the background of the merger.

When will you issue the proxy?

We expect to file a proxy statement with the SEC in the near future.

Additional Information
The proxy statement that ATC plans to file with the SEC and mail to its stockholders will contain information about ATC, GENCO, the proposed merger and related matters.  Stockholders are urged to read the proxy statement carefully when it is available, as it will contain important information that stockholders should consider before making a decision about the merger.  In addition to receiving the proxy statement or a notice of internet availability of the proxy statement from ATC by mail, stockholders will also be able to obtain the proxy statement, as well as other filings containing information about ATC, without charge, from the SEC’s website (www.sec.gov) or, without charge, from ATC by mail or from ATC’s website (www.goATC.com).  This announcement is neither a solicitation of proxy, an offer to purchase nor a solicitation of an offer to sell shares of ATC.  ATC and its executive officers and directors may be deemed to be participants in the solicitation of proxies from ATC’s stockholders with respect to the proposed merger.  Information regarding any interests that ATC’s executive officers and directors may have in the transaction will be set forth in the proxy statement.

Forward-Looking Statements
This publication contains various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the proposed acquisition of ATC by GENCO and the risks and uncertainties related to the occurrence of future events.  Certain factors that could cause actual events not to occur as expressed in the forward-looking statement include, but are not limited to, (i) the failure to obtain the necessary approval by ATC’s stockholders, antitrust clearance in a timely manner or at all, (ii) the failure, under certain circumstances, of GENCO to meet the conditions set forth in its equity and debt financing documents, and (iii) the satisfaction of various other closing conditions contained in the definitive merger agreement.  Other potential risks and uncertainties are discussed in ATC’s reports and other documents filed with the SEC from time to time.  ATC assumes no obligation to update the forward-looking information.  Such forward-looking statements are based upon many estimates and assumptions and are inherently subject to significant economic and competitive uncertainties and contingencies, many of which are beyond the control of ATC’s management.  Inclusion of such forward-looking statements herein should not be regarded as a representation by ATC that the statements will prove to be correct.

Todd R. Peters
President and CEO

Memo

Date:    July 19, 2010

To:       All ATC Employees

Re:       Sale of ATC to GENCO Distribution System, Inc.

Earlier this morning we announced some exciting news that ATC Technology Corporation (“ATC”) has entered into an agreement to be acquired by GENCO Distribution System, Inc. (“GENCO”) in an all cash transaction valued at $25.00 per share.  GENCO is a privately-held third-party provider of logistics services for manufacturers, retailers and U.S. government agencies. It is a leading logistics provider in North America with a strong financial position.  Attached is a copy of the press release which describes the transaction.

The basics of the announcement are that GENCO will acquire all the outstanding shares of ATC common stock and, at that time, ATC will become a wholly owned subsidiary of GENCO and our shares will no longer be publicly traded.  We expect that the transaction will be completed in the fourth quarter of 2010, subject to satisfaction of certain closing conditions.

Our agreement with GENCO allows ATC until August 17, 2010 to actively solicit alternative proposals from third parties.  There can be no assurance that the solicitation provision will result in an offer that is superior to GENCO’s agreement to pay $25.00 per share of ATC common stock.  Under our agreement, GENCO will have an opportunity to match any alternative proposals received by ATC from a third party.

As you know, our Company’s overall financial and operational performance continues to be strong and, from time to time, we receive inquiries from companies interested in buying ATC or one or more of our businesses.  As a public company, our Board of Directors has a fiduciary responsibility to seriously evaluate and consider every opportunity that could maximize our shareholder value - even if it means selling all or a portion of our Company.  Today’s announcement comes after a thorough and extensive analysis by management and our Board of Directors, which concluded that the sale of ATC at this time provides a value maximizing price and is in the best interest of all of our shareholders and other stakeholders including our employees and customers.

GENCO was impressed by our experienced leadership team and all of you – ATC’s dedicated workforce, who together have demonstrated the ability to grow our business, maintain a lean and continuous improvement culture and create shareholder value.  We believe the successful track record and complementary strengths of our two organizations will offer a platform for future growth and expanded opportunities for many of our employees.

As we work through this sale process, it is essential that we continue to operate all of our Drivetrain and Logistics operations in a “business as usual” manner – and I am counting on everyone to remain committed to maintaining the product quality and customer service levels we have worked so hard to achieve over the last several years.

We understand that many of you may have questions about what today’s announcement means for you and we have prepared the attached list of Q&As for your review.  Keep in mind that not all of your questions will be able to be answered today, but we will do our best based on what we currently know.

We also plan to file a proxy statement and related materials with the Securities and Exchange Commission in the near future.  The proxy statement and related materials will contain additional details concerning the transaction that may be of interest to you.

goATC.com	1400 Opus Place, Suite 600 ■ Downers Grove, IL 60515 ■ P 630.663-8224 ■ F 630.663-8210

2	ATC

If you have additional questions you should direct them to your manager or you can contact John Machota, ATC’s VP – Human Resources at 888-456-2854, ext. 234.  We will make every effort to keep you informed on developments and progress throughout this process.

This transaction and ATC’s past success is due in large part to your outstanding efforts and dedication.  I want to thank all of you for your support and ask that you continue to provide the high level of quality and customer service for which ATC has become known.

Additional Information
The proxy statement that ATC plans to file with the SEC and mail to its stockholders will contain information about ATC, GENCO, the proposed merger and related matters.  Stockholders are urged to read the proxy statement carefully when it is available, as it will contain important information that stockholders should consider before making a decision about the merger.  In addition to receiving the proxy statement or a notice of internet availability of the proxy statement from ATC by mail, stockholders will also be able to obtain the proxy statement, as well as other filings containing information about ATC, without charge, from the SEC’s website (www.sec.gov) or, without charge, from ATC by mail or from ATC’s website (www.goATC.com).  This announcement is neither a solicitation of proxy, an offer to purchase nor a solicitation of an offer to sell shares of ATC.  ATC and its executive officers and directors may be deemed to be participants in the solicitation of proxies from ATC’s stockholders with respect to the proposed merger.  Information regarding any interests that ATC’s executive officers and directors may have in the transaction will be set forth in the proxy statement.

Forward-Looking Statements
This publication contains various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the proposed acquisition of ATC by GENCO and the risks and uncertainties related to the occurrence of future events.  Certain factors that could cause actual events not to occur as expressed in the forward-looking statement include, but are not limited to, (i) the failure to obtain the necessary approval by ATC’s stockholders, antitrust clearance in a timely manner or at all, (ii) the failure, under certain circumstances, of GENCO to meet the conditions set forth in its equity and debt financing documents, and (iii) the satisfaction of various other closing conditions contained in the definitive merger agreement.  Other potential risks and uncertainties are discussed in ATC’s reports and other documents filed with the SEC from time to time.  ATC assumes no obligation to update the forward-looking information.  Such forward-looking statements are based upon many estimates and assumptions and are inherently subject to significant economic and competitive uncertainties and contingencies, many of which are beyond the control of ATC’s management.  Inclusion of such forward-looking statements herein should not be regarded as a representation by ATC that the statements will prove to be correct.

goATC.com	1400 Opus Place, Suite 600 ■ Downers Grove, IL 60515 ■ P 630.663-8224 ■ F 630.663-8210

Questions & Answers Worksheet – ATC Employees
GENCO Distribution System, Inc. to Acquire ATC Technology Corporation

1.           What does this announcement mean?

The Company has agreed with GENCO Distribution System, Inc. (“GENCO”), a privately-held third party logistics company, for GENCO to buy all the outstanding capital stock of ATC Technology Corporation (“ATC”). GENCO is a leading logistics provider in North America with a strong financial profile. This would result in ATC becoming a wholly owned subsidiary of GENCO, and our stock will no longer trade in the public markets.

2.           Why has ATC decided to be acquired?

As you know, our Company’s overall financial and operational performance continues to be strong and we have periodically received inquiries from companies interested in buying ATC or one or more of our businesses.  As a public company, we are required to seriously consider any opportunity that could maximize our shareholder value - even if it means selling all or a portion of our Company.

GENCO believes that ATC’s extensive supply chain services to wireless and consumer electronics companies complement its overall logistic services, and our Board and your management team agree.  ATC represents a compelling strategic fit with GENCO and the two companies share a similar business approach. GENCO has offered ATC a value maximizing price.

3.   Who is GENCO?  What do they do?

GENCO is a leading third-party logistics provider in North America with a strong financial profile.  GENCO is a privately held company that was formed in 1898 (112 years old) and is headquartered in Pittsburgh, Pennsylvania.  GENCO has approximately 6,800 employees working in more than 130 operations throughout the U.S. and Canada.  GENCO provides a variety of value-added logistics services, including contract logistics, reverse logistics, product liquidation, pharmaceutical logistics services, transportation logistics, government solutions and technology/consulting. Herb Shear, GENCO’s Chairman and CEO, has been part of the organization since 1971 – and he is the third generation to be involved in the logistics business.  GENCO’s website is www.genco.com.

4.           What does a solicitation provision mean?

Under the merger agreement, ATC and its advisors are permitted and intend to actively solicit alternative acquisition proposals from third parties through August 17, 2010.  If the Board of Directors accepts one of these alternative proposals, then GENCO, which has a right to match third party proposals, must either do so or the Company will be acquired by the third party.

5.           Why is there a solicitation provision in this agreement?

Our Board of Directors felt that this is a sound way to confirm that the GENCO price is the highest price reasonably available.

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Questions & Answers Worksheet – ATC Employees
GENCO Distribution System, Inc. to Acquire ATC Technology Corporation

6.           If this transaction occurs, will we still be called ATC?

Any decision on our business name will be made by GENCO in consultation with our leadership teams in order to find the best way to build the ATC businesses.

7.           Does this announcement have any immediate impact on my job?

No.  It is “business as usual” for all ATC employees until this transaction closes and your day-to-day work lives will not change as a result of this announcement.  Everyone needs to remain focused on their work and continue serving our customers with the same quality and commitment that they have come to expect from us.

8.   Will there be any impact on my job once the transaction closes and GENCO becomes our owner?

We are not aware of GENCO’s specific plans, however we do not anticipate that this transaction will have any impact on production and support positions at our Drivetrain and Logistics operations. GENCO is committed to building both the Drivetrain and Logistics operations.

9.   What will happen to my employee benefits and compensation as a result of this transaction?

Until the transaction is completed, there will be no impact on your benefits or compensation.

GENCO has indicated its commitment to provide its employees with a comprehensive and competitive benefits package that will allow it to attract and retain talented employees.  In furtherance of this goal, GENCO has agreed to keep the same base compensation and annual bonus plans, and similar benefits (other than the Company cash and equity long-term incentive arrangement and the Company Executive Nonqualified Excess Plan) in place for one year following the transaction closing.  We understand that determinations for subsequent periods have not yet been made.

As this transaction proceeds, we will work with GENCO to provide all employees with additional information on its benefits programs.

10.           I own ATC common stock.  How will this transaction affect these shares?

At the effective time of the transaction, each share of ATC common stock issued and outstanding immediately prior to the effective time of the transaction will be automatically cancelled and converted into the right to receive $25.00 in cash, without interest, less any applicable withholding taxes.  ATC stock will no longer trade on the public markets after the transaction closes.  Our Board of Directors is recommending that all shareholders vote in favor of the transaction.

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Questions & Answers Worksheet – ATC Employees
GENCO Distribution System, Inc. to Acquire ATC Technology Corporation

11.           How are our customers being informed about the potential sale to GENCO?

The Leadership teams within Drivetrain and Logistics have been provided with specific information about this transaction that they can share with their customers.  We will further assure them that there will be no interruption of service during this transition.

12.           When and where can I get answers to my questions about the transaction?

We are committed to keeping you informed and will be updating you as events progress.  If you have specific questions, you should direct them to your manager, your local Human Resources team or you may also contact John Machota, ATC’s VP – Human Resources at (888-456-2854, ext. 234).  In addition, we will be filing a proxy statement and related materials with the Securities and Exchange Commission, which will be available in the near future as noted below.

Additional Information

The proxy statement that ATC plans to file with the SEC and mail to its stockholders will contain information about ATC, GENCO, the proposed merger and related matters.  Stockholders are urged to read the proxy statement carefully when it is available, as it will contain important information that stockholders should consider before making a decision about the merger.  In addition to receiving the proxy statement or a notice of internet availability of the proxy statement from ATC by mail, stockholders will also be able to obtain the proxy statement, as well as other filings containing information about ATC, without charge, from the SEC’s website (www.sec.gov) or, without charge, from ATC by mail or from ATC’s website (www.goATC.com).  This announcement is neither a solicitation of proxy, an offer to purchase nor a solicitation of an offer to sell shares of ATC.  ATC and its executive officers and directors may be deemed to be participants in the solicitation of proxies from ATC’s stockholders with respect to the proposed merger.  Information regarding any interests that ATC’s executive officers and directors may have in the transaction will be set forth in the proxy statement.

Forward-Looking Statements

This publication contains various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the proposed acquisition of ATC by GENCO and the risks and uncertainties related to the occurrence of future events.  Certain factors that could cause actual events not to occur as expressed in the forward-looking statement include, but are not limited to, (i) the failure to obtain the necessary approval by ATC’s stockholders, antitrust clearance in a timely manner or at all, (ii) the failure, under certain circumstances, of GENCO to meet the conditions set forth in its equity and debt financing documents, and (iii) the satisfaction of various other closing conditions contained in the definitive merger agreement.  Other potential risks and uncertainties are discussed in ATC’s reports and other documents filed with the SEC from time to time.  ATC assumes no obligation to update the forward-looking information.  Such forward-looking statements are based upon many estimates and assumptions and are inherently subject to significant economic and competitive uncertainties and contingencies, many of which are beyond the control of ATC’s management.  Inclusion of such forward-looking statements herein should not be regarded as a representation by ATC that the statements will prove to be correct.

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Todd R.Peters
President and CEO

July 19, 2010

Name
Company
Address
City St Zip

Dear Customer;

As our valued customer, I want to personally inform you that this morning we announced that ATC Technology Corporation (“ATC”) has entered into an agreement to be acquired by GENCO Distribution System, Inc.   Today’s press release, a copy of which is attached, describes the transaction.

This means that if all the conditions to the transaction are satisfied, all the outstanding shares of ATC common stock will be acquired by GENCO at a price of $25.00 per share in cash.  Following the completion of the proposed transaction, ATC will become a wholly owned subsidiary of GENCO and ATC’s shares will no longer be publicly traded.  We expect the transaction to be completed in the fourth quarter of 2010, subject to regulatory approval and customary closing conditions.

Today’s announcement comes after a thorough and extensive analysis by our Board of Directors who unanimously concluded that the transaction provides a value maximizing price and is in the best interest of all of our shareholders and other stakeholders.

For those of you who are unfamiliar with GENCO, GENCO is a 112-year old privately held company and a leading third-party logistics provider in North America with a strong financial profile.  GENCO, which is headquartered in Pittsburgh, Pennsylvania, has approximately 6,800 employees and over 130 operations throughout the U.S. and Canada.  GENCO provides a variety of value-added logistics services, including contract logistics, reverse logistics, product liquidation, pharmaceutical logistics services, transportation logistics, government solutions and technology/consulting. One of the reasons that we are so enthusiastic about this transaction is that we know that GENCO shares the same dedication to professionalism, customer service and innovation that we do.

As part of a bigger, stronger and well capitalized multi-services company we will be able to offer even higher and more effective levels of services to a broad range of customers.

Satisfying our customers has always been ATC’s top priority.  We and GENCO will work tirelessly to make this transaction as seamless as possible.  Please keep in mind that there will be no changes to existing agreements with customers of the combined operation.  As part of our commitment to you, we will make every effort to keep you informed on developments and progress throughout this process.  In the meantime, ATC Logistics & Electronics (“ATCLE”) will continue to provide you with the quality services and support that you have come to expect from us.

We will do our best to answer your questions and will keep you updated as the situation develops.  Please feel free to contact your ATCLE representative or me if you want to discuss further.

On behalf of everyone at ATC, thank you for your business and your continued support.

Regards,

Todd R. Peters

goATC.com	1400 Opus Place, Suite 600 ■ Downers Grove, IL 60515 ■ P 630.663-8224 ■ F 630.663-8210 ■ tpeters@corpatc.com

Additional Information

The proxy statement that ATC plans to file with the SEC and mail to its stockholders will contain information about ATC, GENCO, the proposed merger and related matters.  Stockholders are urged to read the proxy statement carefully when it is available, as it will contain important information that stockholders should consider before making a decision about the merger.  In addition to receiving the proxy statement or a notice of internet availability of the proxy statement from ATC by mail, stockholders will also be able to obtain the proxy statement, as well as other filings containing information about ATC, without charge, from the SEC’s website (www.sec.gov) or, without charge, from ATC by mail or from ATC’s website (www.goATC.com).  This announcement is neither a solicitation of proxy, an offer to purchase nor a solicitation of an offer to sell shares of ATC.  ATC and its executive officers and directors may be deemed to be participants in the solicitation of proxies from ATC’s stockholders with respect to the proposed merger.  Information regarding any interests that ATC’s executive officers and directors may have in the transaction will be set forth in the proxy statement.

Forward-Looking Statements

This publication contains various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the proposed acquisition of ATC by GENCO and the risks and uncertainties related to the occurrence of future events.  Certain factors that could cause actual events not to occur as expressed in the forward-looking statement include, but are not limited to, (i) the failure to obtain the necessary approval by ATC’s stockholders, antitrust clearance in a timely manner or at all, (ii) the failure, under certain circumstances, of GENCO to meet the conditions set forth in its equity and debt financing documents, and (iii) the satisfaction of various other closing conditions contained in the definitive merger agreement.  Other potential risks and uncertainties are discussed in ATC’s reports and other documents filed with the SEC from time to time.  ATC assumes no obligation to update the forward-looking information.  Such forward-looking statements are based upon many estimates and assumptions and are inherently subject to significant economic and competitive uncertainties and contingencies, many of which are beyond the control of ATC’s management.  Inclusion of such forward-looking statements herein should not be regarded as a representation by ATC that the statements will prove to be correct.

goATC.com	1400 Opus Place, Suite 600 ■ Downers Grove, IL 60515 ■ P 630.663-8224 ■ F 630.663-8210 ■ tpeters@corpatc.com

Todd R.Peters
President and CEO

July 19, 2010

Name
Company
Address
City St Zip

Dear Vendor;

As our valued supplier, I want to personally inform you that this morning we announced that ATC Technology Corporation (“ATC”) has entered into an agreement to be acquired by GENCO Distribution System, Inc.   Today’s press release, a copy of which is attached, describes the transaction.

This means that if all the conditions to the transaction are satisfied, all the outstanding shares of ATC common stock will be acquired by GENCO at a price of $25.00 per share in cash.  Following the completion of the proposed transaction, ATC will become a wholly owned subsidiary of GENCO and ATC’s shares will no longer be publicly traded.  We expect the transaction to be completed in the fourth quarter of 2010, subject to regulatory approval and customary closing conditions.

Today’s announcement comes after a thorough and extensive analysis by our Board of Directors who unanimously concluded that the transaction provides a value maximizing price and is in the best interest of all of our shareholders and other  stakeholders.

For those of you who are unfamiliar with GENCO, GENCO is a 112-year old privately held company and a leading third-party logistics provider in North America with a strong financial profile.  GENCO, which is headquartered in Pittsburgh, Pennsylvania, has approximately 6,800 employees and over 130 operations throughout the U.S. and Canada.  GENCO provides a variety of value-added logistics services, including contract logistics, reverse logistics, product liquidation, pharmaceutical logistics services, transportation logistics, government solutions and technology/consulting.

As part of a bigger, stronger and well capitalized multi-services company we will be able to offer even higher and more effective levels of services to our customers, which should lead to higher demand for your products and services.

Your company has been, and remains, a valued supplier to us.  As part of our commitment to you, we will make every effort to keep you informed on developments and progress throughout this transition.  In the meantime, it will be business as usual for us.

As always, if you have any questions on this matter, please feel free to contact your ATC Logistics & Electronics representative or me.

Thank you for your continued support.

Regards,

Todd R. Peters

goATC.com	1400 Opus Place, Suite 600 ■ Downers Grove, IL 60515 ■ P 630.663-8224 ■ F 630.663-8210 ■ tpeters@corpatc.com

Additional Information

The proxy statement that ATC plans to file with the SEC and mail to its stockholders will contain information about ATC, GENCO, the proposed merger and related matters.  Stockholders are urged to read the proxy statement carefully when it is available, as it will contain important information that stockholders should consider before making a decision about the merger.  In addition to receiving the proxy statement or a notice of internet availability of the proxy statement from ATC by mail, stockholders will also be able to obtain the proxy statement, as well as other filings containing information about ATC, without charge, from the SEC’s website (www.sec.gov) or, without charge, from ATC by mail or from ATC’s website (www.goATC.com).  This announcement is neither a solicitation of proxy, an offer to purchase nor a solicitation of an offer to sell shares of ATC.  ATC and its executive officers and directors may be deemed to be participants in the solicitation of proxies from ATC’s stockholders with respect to the proposed merger.  Information regarding any interests that ATC’s executive officers and directors may have in the transaction will be set forth in the proxy statement.

Forward-Looking Statements

This publication contains various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the proposed acquisition of ATC by GENCO and the risks and uncertainties related to the occurrence of future events.  Certain factors that could cause actual events not to occur as expressed in the forward-looking statement include, but are not limited to, (i) the failure to obtain the necessary approval by ATC’s stockholders, antitrust clearance in a timely manner or at all, (ii) the failure, under certain circumstances, of GENCO to meet the conditions set forth in its equity and debt financing documents, and (iii) the satisfaction of various other closing conditions contained in the definitive merger agreement.  Other potential risks and uncertainties are discussed in ATC’s reports and other documents filed with the SEC from time to time.  ATC assumes no obligation to update the forward-looking information.  Such forward-looking statements are based upon many estimates and assumptions and are inherently subject to significant economic and competitive uncertainties and contingencies, many of which are beyond the control of ATC’s management.  Inclusion of such forward-looking statements herein should not be regarded as a representation by ATC that the statements will prove to be correct.

goATC.com	1400 Opus Place, Suite 600 ■ Downers Grove, IL 60515 ■ P 630.663-8224 ■ F 630.663-8210 ■ tpeters@corpatc.com

NEWS RELEASE
For Immediate Release
ATC Technology Corporation Enters into Definitive Agreement	For more information:
to be Acquired by GENCO Distribution System, Inc. for	Mary Ryan
$25.00 per share in Cash	630.663.8283
maryan@corpatc.com

Downers Grove, Illinois, Monday, July 19, 2010 – ATC Technology Corporation (ATC)
(NASDAQ-GS: ATAC), today announced that it has entered into a definitive agreement and plan of merger pursuant to which it will be acquired by GENCO Distribution System, Inc., (GENCO) a privately held third-party provider of logistics services for retailers, manufacturers,  and U.S. government agencies, in an all-cash merger valued at $512.6 million.

The Board of Directors of ATC and GENCO unanimously approved the agreement, which provides that in the merger each then outstanding share of ATC will be converted into the right to receive $25.00 per share in cash.  The merger consideration represents a 43.4% premium over ATC’s July 16, 2010 closing price and a 46.5% premium over the average closing price of ATC common stock over the 30 trading days prior to July 19, 2010.  Following the completion of the proposed transaction, ATC will become a wholly owned subsidiary of GENCO, will be fully integrated into GENCO and will no longer trade publicly.

Todd R. Peters, President and CEO said, “After a thorough and extensive analysis, our Board of Directors unanimously concluded that this transaction provides outstanding cash value to our stockholders and is in the best interest of our stockholders, customers and employees.  GENCO is a leading logistics provider in North America.  ATC’s customers, shareholders and employees will be well served through this transformational merger.  GENCO’s broad geographic footprint and service offerings will enhance ATC’s current offerings to both current and potential customers, and create the potential for faster growth and greater customer diversification than exists today as a standalone business.  ATC’s logistics capabilities will become a centerpiece of the combined business for servicing the consumer electronics marketplace, and GENCO will continue to build the Drivetrain business.  I am confident that GENCO will provide the highest level of service to our customers, and expand the range of our offerings.”

Transaction Details
Completion of the merger is subject to approval by holders of a majority of ATC’s outstanding common stock, receipt by GENCO of the proceeds of the debt and equity financings described below, expiration of the Hart-Scott-Rodino regulatory waiting period,  and the satisfaction of other customary closing conditions.  The transaction is expected to close during the fourth quarter of 2010.

GENCO has advised ATC that it intends to finance the acquisition through the application of proceeds of approximately $125 million from the sale of GENCO shares to affiliates of Greenbriar Equity Group LLC (Greenbriar) and from borrowings under a $450 million new line of credit to be extended to GENCO by PNC Bank, National Association (PNC), and Wells Fargo Bank, N.A. (Wells Fargo) and through the application of cash on hand.  GENCO has entered into a definitive stock purchase agreement with affiliates of Greenbriar providing for the equity financing with Greenbriar.

GENCO has also entered into a commitment letter with PNC and Wells Fargo providing for the debt financing.  The commitment of PNC and Wells Fargo is not conditioned upon syndication of the line of credit facility with other financial institutions.

Under the merger agreement, ATC and its advisors are permitted and intend to actively solicit alternative acquisition proposals from third parties until August 17, 2010.  There can be no assurance of any alternative proposal.

Robert W. Baird & Co. Incorporated served as financial advisor to ATC and Gibson, Dunn & Crutcher LLP served as legal advisor.  Macquarie Capital (USA) Inc. and Republic Partners, Inc. served as financial advisors to GENCO and Paul, Weiss, Rifkind, Wharton & Garrison LLP and Thorp, Reed & Armstrong LLP served as legal counsel to GENCO.  Hughes Hubbard & Reed LLP served as legal counsel to Greenbriar.

Conference Call Scheduled
ATC will host a conference call to discuss the transaction on Monday, July 19, 2010 at 8:00 AM Central time.  Listeners may access the conference call live through the following dial-in number: (877)-879-6201.  A dial-in replay of the conference call will be available at 11 A.M. Central time on July 19, 2010 through 11 P.M. Central time on July 26, 2010 at  888-203-1112 using the pass code 4344620.

About ATC
ATC is headquartered in Downers Grove, Illinois.  The Company provides comprehensive engineered solutions for logistics and refurbishment services to the consumer electronics industries and the light-, medium- and heavy-duty vehicle service parts markets.

About GENCO
GENCO Distribution System, Inc. is headquartered in Pittsburgh, Pennsylvania.  The privately held company provides contract logistics, reverse logistics, product liquidation, pharmaceutical logistics, and government solutions for manufacturers, retailers, and U.S. government agencies.  For more information visit www.genco.com.

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About Greenbriar
Greenbriar Equity Group LLC is a private equity firm with $1.5 billion of committed capital focusing exclusively on investments in the global transportation industry.

Additional Information
The proxy statement that ATC plans to file with the SEC and mail to its stockholders will contain information about ATC, GENCO, the proposed merger, and related matters.  Stockholders are urged to read the proxy statement carefully when it is available, as it will contain important information that stockholders should consider before making a decision about the merger.  In addition to receiving the proxy statement or a notice of internet availability of the proxy statement from ATC by mail, stockholders will also be able to obtain the proxy statement, as well as other filings containing information about ATC, without charge, from the SEC’s website (www.sec.gov) or, without charge, from ATC by mail or from ATC’s website (www.goATC.com).  This announcement is neither a solicitation of proxy, an offer to purchase nor a solicitation of an offer to sell shares of ATC.  ATC and its executive officers and directors may be deemed to be participants in the solicitation of proxies from ATC’s stockholders with respect to the proposed merger.  Information regarding any interests that ATC’s executive officers and directors may have in the transaction will be set forth in the proxy statement.

###

Forward-Looking Statements
This publication contains various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the proposed acquisition of ATC by GENCO and the risks and uncertainties related to the occurrence of future events.  Certain factors that could cause actual events not to occur as expressed in the forward-looking statement include, but are not limited to, (i) the failure to obtain the necessary approval by ATC’s stockholders, antitrust clearance in a timely manner or at all, (ii) the failure, under certain circumstances, of GENCO to meet the conditions set forth in its equity and debt financing documents, and (iii) the satisfaction of various other closing conditions contained in the definitive merger agreement.  Other potential risks and uncertainties are discussed in ATC’s reports and other documents filed with the SEC from time to time.  ATC assumes no obligation to update the forward-looking information.  Such forward-looking statements are based upon many estimates and assumptions and are inherently subject to significant economic and competitive uncertainties and contingencies, many of which are beyond the control of ATC’s management.  Inclusion of such forward-looking statements herein should not be regarded as a representation by ATC that the statements will prove to be correct.

goATC.com

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